CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
Elizabeth M. Forget, Chief Executive Officer, and Peter H. Duffy, Chief Financial Officer of The Travelers Series Trust — Small Cap Growth Portfolio (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
The Travelers Series Trust-	The Travelers Series Trust -
Small Cap Growth Portfolio	Small Cap Growth Portfolio

/s/ Elizabeth M. Forget	/s/ Peter H. Duffy
Elizabeth M. Forget	Peter H. Duffy
Date: September 7, 2005	Date: September 7, 2005
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
Elizabeth M. Forget, Chief Executive Officer, and Peter H. Duffy, Chief Financial Officer of The Travelers Series Trust – Small Cap Value Portfolio (the “Registrant”), each certify to the best of his knowledge that:
     1. The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
The Travelers Series Trust-	The Travelers Series Trust -
Small Cap Value Portfolio	Small Cap Value Portfolio

/s/Elizabeth M. Forget	/s/ Peter H. Duffy
Elizabeth M. Forget	Peter H. Duffy
Date: September 7, 2005	Date: September 7, 2005
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.